GreenPoint Manufactured Housing
Contract Trust
Pass Through
Certificates
Series 1999-6
Investor Number 51999121

Determination Date:         12-Jan-00
Remittance Date A-1         18-Jan-00
Remittance Date A-2         07-Feb-00
Month End Date:             31-Dec-99


-------------------------------------------------------------------------------------------------------------------
     (a)      Class A-1 Distribution Amount                                                           1,250,675.08
     (b)      Class A-1 Distribution Principal                                                          817,389.66
                          Scheduled Payments of Principal                                108,415.97
                          Partial Prepayments                                            104,531.63
                          Scheduled Principal Balance Principal Prepayment in Full       565,459.06
                          Scheduled Principal Balance Liquidated Contracts                     0.00
                          Scheduled Principal Balance Repurchases                         38,983.00

     (c)      Class A-1 Interest Distribution                                                           433,285.42
              Class A-1 Interest Shortfall                                                                    0.00

     (d)      Class A-1 Remaining Certificate Balance                                                69,182,610.34


     (e)      Class A-2 Distribution Amount                                                             651,311.11
     (f)      Class A-2 Distribution Principal                                                                0.00
                          Scheduled Payments of Principal                                      0.00
                          Partial Prepayments                                                  0.00
                          Scheduled Principal Balance Principal Prepayment in Full             0.00
                          Scheduled Principal Balance Liquidated Contracts                     0.00
                          Scheduled Principal Balance Repurchases                              0.00

     (g)      Class A-2 Interest Distribution                                                           651,311.11
              Class A-2 Interest Shortfall                                                                    0.00

     (h)      Class A-2 Remaining Certificate Balance                                                70,000,000.00

     (i)      Class A-1 Pass Through Rate                                                                 6.752500%
              Class A-2 Pass Through Rate                                                                 6.320000%
              Class A-2 Holdover Amount                                                                       0.00

     (j)      Monthly Servicing Fee                                                                     116,666.67

     (k)      Delinquency                                                       # of Contracts      Prin. Balance
                                                                                --------------      -------------

                          a)  Loans 31 to 59 days delinquent                    15                      618,441.90
                          b)  Loans 60 to 89 days delinquent                     3                      107,416.66
                          c)  Loans delinquent 90 or more days                   0                            0.00
                                                                           -------------            --------------
                                                                                18                      725,858.56
                                                                           =============            ==============

     (l)      Repurchased Contracts
                  (l)     Repurchased Contracts                               Number                 Repurchase
                                                                                                     ----------
                                                                                                        Price
                                                                           -------------            --------------
                          (see attached schedule)        Total Repurchases       1                       38,983.00
                                                                           =============            ==============

     (m)      Repossessions or Foreclosures                                   Number                Actual Balance
                                                                           -------------            ---------------
                                                         BOP Repossessions       0                           $0.00
                                                        Plus Repossessions       0                            0.00
                                                                this Month
                                                         Less Liquidations       0                           $0.00
                                                                           -------------            ---------------
                                                         EOP Repossessions       0                           $0.00
                                                                           =============            ===============

     (n)      Enhancement Payment                                                                             0.00

     (o)      Monthly Advance                                                                           180,151.64

              Outstanding Amount Advanced                                                               180,151.64

     (p)      Deposit to Special Account/Distribution to Class R
              Certificateholders                                                                              0.00

     (q)      Amount Distributed to Class R Certificateholders                                                0.00

     (r)      Net Weighted Average Contract Rate                                                              9.74%

     (s)      Number of Manufactured Homes currently held due to repossession                                    0
              Principal balance of Manufactured Homes currently held                                          0.00

     (t)      Pool Principal Balance Percentage                                                          99.416150%

     (u)      Aggregate Deficiency Amounts                                                                    0.00
              Servicer Deficiency Amounts received                                                            0.00

     (v)      Additional Items

     (w)      Class A-1 Net Funds Carryover Amount                                                            0.00
              Class A-2 Net Funds Carryover Amount                                                            0.00